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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                Date of report (date of earliest event reported):
                                 January 9, 2001


                       Daisytek International Corporation
               (Exact Name of Registrant as Specified in Charter)


         Delaware                       0-25400               75-2421746
     ---------------                 ------------         -------------------
     (State or other                 (Commission           (I.R.S. Employer
     jurisdiction of                 File Number)         Identification No.)
     incorporation)

                    1025 Central Expressway South, Suite 200
                               Allen, Texas 75013
          (Address of Principal Executive Offices, including zip code)


                                 (972) 881-4700
              (Registrant's Telephone Number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.   OTHER EVENTS

               On January 9, 2001, Daisytek International Corporation issued a press release filed herewith as Exhibit 99.1, related to the acquisition of Etertin y CIA, S.A. in Buenos Aires, Argentina for approximately $5.6 million in cash (including $ 1.1 million in escrow) plus assumed working capital liabilities. The acquisition closed on December 22, 2000, with an effective date of October 1, 2000.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Financial statements of business acquired

               Not applicable

          (b)  Pro forma financial information

               Not applicable

          (c)  Exhibits

               99.1 Corrected Press Release dated January 9, 2001.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           DAISYTEK INTERNATIONAL CORPORATION


                                           By: /s/ RALPH MITCHELL
                                              ----------------------------------
                                              Ralph Mitchell
                                              Chief Financial Officer,
                                              Executive Vice President - Finance

Dated: January 9, 2001




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                                Index to Exhibits


         EXHIBIT
         NUMBER            DESCRIPTION
         ------            -----------

         99.1              Corrected Press Release dated January 9, 2001